UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 5, 2018

Coastway Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36263	46-4149994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
One Coastway Blvd., Warwick, Rhode Island		02886
(Address of principal executive offices)		(Zip Code)

(401) 330-1600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

This Current Report on Form 8-K is filed to disclose litigation with respect to the previously reported proposed merger between Coastway Bancorp, Inc. ("Coastway Bancorp") and HarborOne Bancorp, Inc. ("HarborOne Bancorp") pursuant to which HarborOne Bancorp would be the surviving institution (the "Merger") and each Coastway Bancorp stockholder would receive $28.25 in cash for each share owned. A special meeting has been scheduled on June 21, 2018 for stockholders to consider and vote on the Merger. A definitive proxy statement was mailed on May 17, 2018 to Coastway Bancorp stockholders of record as of May 7, 2018.

On May 22, 2018, Fredda Sharfstein, a purported Coastway Bancorp stockholder, filed a complaint in the United States District Court for the District of Maryland, captioned Sharfstein v. Coastway Bancorp, Inc., Mark E. Crevier, Francis X. Flaherty, Debra M. Paul, William A. White, Dennis M. Murphy, James P. Fiore, Lynda Dickinson, Phillip Kydd, David P. DiSanto, Malcolm G. Chace, Jr. and Angelo P. LoPresti, II (Case No. 1:18-cv-01471-ELH), against Coastway Bancorp and each Coastway Bancorp director (collectively, the "Individual Sharfstein Defendants"). The lawsuit alleges that Coastway Bancorp and the Individual Sharfstein Defendants have violated the federal securities laws by omitting certain material information from Coastway Bancorp's definitive proxy statement for the Coastway Bancorp special stockholders' meeting to approve the Merger that in turn renders affirmative statements made by Coastway Bancorp false and misleading. The relief sought by the lawsuit includes both a preliminary and permanent injunction against the completion of the proposed Merger, rescissory damages if the proposed Merger is completed, and costs, including attorneys' and experts' fees.

On May 24, 2018, Paul Parshall, a purported Coastway Bancorp stockholder, filed a complaint, on behalf of himself and all other Coastway Bancorp public stockholders, of a putative class action lawsuit in the United States District Court for the District of Rhode Island, captioned Parshall v. Coastway Bancorp, Inc., Mark E. Crevier, Debra M. Paul, William A. White, Dennis M. Murphy, James P. Fiore, Lynda Dickinson, Phillip Kydd, David P. DiSanto, Malcolm G. Chace, Jr. and Angelo P. LoPresti, II (Case No. 1:18-cv-00279), against Coastway Bancorp and  the certain Coastway Bancorp directors noted above (collectively, the "Individual Parshall Defendants"). The lawsuit alleges that Coastway Bancorp and the Individual Parshall Defendants have violated the federal securities laws by omitting certain material information from Coastway Bancorp's definitive proxy statement for the Coastway Bancorp special stockholders' meeting to approve the Merger that in turn renders affirmative statements made by Coastway Bancorp false and misleading. The relief sought by the lawsuit includes both a preliminary and permanent injunction against the completion of the proposed Merger, rescission and rescissory damages if the proposed Merger is completed, and costs, including attorneys' and experts' fees.

The defendants believe that both lawsuits are without merit and intend to defend against them vigorously.  Currently, however, it is not possible to predict the outcome of the litigation or the impact the litigation may have on Coastway Bancorp, HarborOne Bancorp or the proposed Merger, if any. Additional lawsuits alleging similar claims may be filed.

Forward-Looking Statements

This report contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning plans, objectives, future events or performance and assumptions and other statements that are other than statements of historical fact. Forward-looking statements may be identified by reference to a future period or periods or by use of forward-looking terminology such as "anticipates," "believes," "expects," "intends," "may," "plans," "pursue," "views" and similar terms or expressions. Various statements contained herein including, but not limited to, statements related to management's views on the merits of the litigation, the potential outcomes of the litigation and the impact of the litigation on the timing and ability of Coastway Bancorp and HarborOne Bancorp to complete the Merger are forward-looking statements. Coastway Bancorp wishes to caution readers that such forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties that may adversely affect Coastway Bancorp's future results. The following factors, among others, could cause Coastway Bancorp's results for subsequent periods to differ materially from those expressed in any forward-looking statement made herein: (i) the courts may disagree with Coastway Bancorp's position that the litigation lacks merit; (ii) the courts may make decisions or rulings that impact, delay or prevent the closing of the Merger; (iii) risks associated with the ability to consummate the proposed Merger, stockholder and regulatory approvals and the timing of the closing of the Merger; and (iv) some or all of the risks and uncertainties described in "Risk Factors" of Coastway Bancorp's Annual Report on Form 10-K could be realized, which could have a material adverse effect on Coastway Bancorp's business, financial condition and results of operation. Coastway Bancorp disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law. Accordingly, readers should not place undue reliance on any such forward-looking information and statements.

Additional Information and Where to Find It

In connection with the proposed Merger, Coastway Bancorp filed a proxy statement with the SEC on May 17, 2018. A free copy of the proxy statement, as well as other filings containing information about Coastway Bancorp, when they become available, may be obtained at the SEC's Internet site (http://www.sec.gov). Stockholders of Coastway Bancorp are urged to read the proxy statement and other relevant documents and any amendments or supplements to those documents, because they contain important information that should be considered before making any decision regarding the Merger. Copies of the proxy statement and other filings may also be obtained, free of charge, from Coastway Bancorp's website at www.coastway.com under the "Investor Relations" tab, or by contacting Coastway Bancorp's investor relations department at Coastway Bancorp, Inc., One Coastway Blvd., Warwick, Rhode Island 02886, Attention: Investors Relations, Telephone: (401) 330-1600.

Certain Information Regarding Participants

Coastway Bancorp and its respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Coastway Bancorp stockholders in connection with the proposed transaction. You can find information about Coastway Bancorp's executive officers and directors in Coastway Bancorp's Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on March 30, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the proxy statement filed by Coastway Bancorp with the SEC on May 17, 2018 and other relevant documents regarding the proposed merger to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTWAY BANCORP, INC.
(Registrant)

Date: June 5, 2018	By: /s/ William A. White
William A. White
President and Chief Executive Officer